EXHIBIT 99.1

                                  PRESS RELEASE
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                     SUFFOLK [LOGO] BANCORP

Contact:  Douglas Ian Shaw                  4 West Second Street
          Corporate Secretary                Riverhead, NY 11901
          (631) 727-5667        (631) 727-5667 (Voice) - (631) 727-3214 (FAX)
                                          invest@suffolkbancorp.com

                SUFFOLK BANCORP ANNOUNCES FIRST QUARTER EARNINGS

      Riverhead, New York, April 13, 2004 -- Suffolk Bancorp (NASDAQ - SUBK) today released the results of its operations during the first quarter of 2004. Net income for the first quarter was $4,864,000, down 8.9 percent from $5,339,000 posted during the same period last year. Earnings-per-share for the quarter were $0.45 compared to $0.47, down 4.3 percent. A detailed financial summary follows the text of this release.

      President and Chief Executive Officer, Thomas S. Kohlmann, commented, "The first quarter of 2004 presented several challenges. As has been the case this past year or so, the most significant of these challenges is the compression of our net interest margin. Interest rates have been lower, longer than at any time during the past forty years. Yields on loans and other investments have dropped by more than the rates paid for deposits which have less room to decline. The result has been a decrease in net interest income."

      He went on to say, "Continued amortization and prepayment of consumer loans have resulted in much greater liquidity, which, in turn, has been reinvested at lower, current rates. This is a structural change in the composition of our loan portfolio, brought about primarily by the financing incentives of the major automobile manufacturers, including the so-called "zero-zero" loans made to the most credit-worthy customers which require no down payment and carry no interest. We believe that this trend will continue for the foreseeable future."

      He continued, "To compensate for this, we have concentrated on commercial lending, as well as commercial real estate and residential mortgages. Total loan balances are actually ahead by 4.4 percent from the same time a year ago. We have also kept a tight rein on expenses, which actually declined by 0.2 percent while assets grew by 3.2 percent, versus March 31st of last year."

      He concluded, "By the most important measure of internal profitability, Suffolk remains among the high performers in the industry, even in the face of current challenges. Return on average equity was 19.57 percent in comparison to the industry average of 12.29 percent for fourth quarter of 2003, the most recent quarter for which data is available, or even to 13.79 percent for banking companies with $1 to 5 billion in assets. While we manage Suffolk's core business to weather all possible interest rate environments, we believe that in the long term, the most likely direction for rates is up, and expect that there will then be opportunities to widen the net interest margin."

      Suffolk Bancorp is a one-bank holding company engaged in the commercial banking business through Suffolk County National Bank, a full service commercial bank headquartered in Riverhead, New York. "SCNB" is Suffolk Bancorp's wholly owned subsidiary. Organized in 1890, Suffolk County National Bank is the second largest independent bank headquartered on Long Island, with 26 offices in Suffolk County, New York.

 Safe Harbor Statement Pursuant to the Private Securities Litigation Reform Act
                                    of 1995

      This press release may include statements which look to the future. These can include remarks about Suffolk Bancorp, the banking industry, and the economy in general. These remarks are based on current plans and expectations. They are subject, however, to a variety of uncertainties that could cause future results to vary materially from Suffolk's historical performance, or from current expectations. Factors affecting Suffolk Bancorp include particularly, but are not limited to: changes in interest rates; increases or decreases in retail and commercial economic activity in Suffolk's market area; variations in the ability and propensity of consumers and businesses to borrow, repay, or deposit money, or to use other banking and financial services; and changes in government regulations.

PRESS RELEASE
January 15, 2004              SUFFOLK [LOGO] BANCORP
Page 2 of 4


                               STATISTICAL SUMMARY
    (unaudited, in thousands of dollars except for share and per share data)

                                               1st Q 2004     1st Q 2003     Change
                                               ----------     ----------     ------
EARNINGS
                                 Net Income   $     4,864    $     5,339      (8.9%)
                        Net Interest Income        14,962         15,738      (4.9%)
                 Earnings-Per-Share - Basic          0.45           0.47      (4.3%)
                   Cash Dividends-Per-Share          0.19           0.19        --

AVERAGE BALANCES
                             Average Assets     1,329,745      1,276,165       4.2%
                          Average Net Loans       823,340        781,474       5.4%
              Average Investment Securities       387,086        375,819       3.0%
                           Average Deposits     1,188,599      1,141,495       4.1%
                             Average Equity        99,419        102,363      (2.9%)

RATIOS
                   Return on Average Equity         19.57%         20.86%     (6.2%)
                   Return on Average Assets          1.46%          1.67%    (12.6%)
                      Average Equity/Assets          7.48%          8.02%     (6.7%)
                  Net Interest Margin (FTE)          4.96%          5.42%     (8.5%)
                           Efficiency Ratio         52.37%         50.04%      4.7%
              Tier 1 Leverage Ratio Mar. 31          7.21%          7.04%      2.4%
    Tier 1 Risk-based Capital Ratio Mar. 31         10.29%         10.04%      2.5%
     Total Risk-based Capital Ratio Mar. 31         11.20%         10.99%      1.9%

ASSET QUALITY              during period:
                            Net Charge-offs   $       289    $       413     (30.0%)
 Net Charge-offs/Average Net Loans (annual)          0.14%          0.21%    (33.3%)
                          at end of period:
           Non-accrual & Restructured Loans   $     1,430    $     1,272      12.4%
            Foreclosed Real Estate ("OREO")             0              0        --
                Total Non-performing Assets         1,430          1,272      12.4%
            Allowance/Non-performing Assets        593.50%        672.33%    (11.7%)
           Allowance/Loans, Net of Discount          1.01%          1.07%     (5.6%)
                         Net Loans/Deposits         70.88%         70.80%      0.1%

EQUITY
                         Shares Outstanding    10,900,469     11,084,181      (1.7%)
                              Common Equity   $   103,055    $    98,498       4.6%
                Book Value Per Common Share          9.45           8.89       6.3%
                     Tangible Common Equity       102,241         97,684       4.7%
       Tangible Book Value Per Common Share          9.38           8.81       6.5%

LOAN DISTRIBUTION      at end of period:
 Commercial, Financial & Agricultural Loans       184,953        162,853      13.6%
           Commercial Real Estate Mortgages       232,694        189,536      22.8%
           Real Estate - Construction Loans        31,963         38,176     (16.3%)
  Residential Mortgages (1st and 2nd Liens)       112,757         96,994      16.3%
                          Home Equity Loans        65,394         49,933      31.0%
                             Consumer Loans       208,800        264,734     (21.1%)
                                Other Loans         1,836            551     233.2%
                                              -----------    -----------
    Total Loans (Net of Unearned Discounts)   $   838,397    $   802,777       4.4%

PRESS RELEASE
January 15, 2004              SUFFOLK [LOGO] BANCORP
Page 3 of 4


                      CONSOLIDATED STATEMENTS OF CONDITION
    (unaudited, in thousands of dollars except for share and per share data)

                                                                                March 31,
                                                                           2004           2003      Change
                                                                       -----------    -----------   ------
ASSETS
Cash & Due From Banks                                                  $    42,359    $    44,078     (3.9%)
Federal Funds Sold                                                             900          2,700    (66.7%)
Investment Securities:
  Available for Sale, at Fair Value                                        366,270        362,594      1.0%
  Obligations of States & Political Subdivisions                            12,769          8,178     56.1%
    Federal Reserve Bank Stock                                                 638            638      0.0%
    Federal Home Loan Bank Stock                                             1,535          1,361     12.8%
  Corporate Bonds & Other Securities                                           100            100       --
                                                                       -----------    -----------
Total Investment Securities                                                381,312        372,871      2.3%

Total Loans                                                                838,397        802,777      4.4%
  Allowance for loan losses                                                  8,487          8,552     (0.8%)
                                                                       -----------    -----------
Net Loans                                                                  829,910        794,225      4.5%

Premises & Equipment, Net                                                   22,740         21,283      6.8%
Accrued Interest Receivable, Net                                             5,084          5,443     (6.6%)
Excess of Cost Over Fair Value of Net Assets Acquired                          814            814      0.0%
Other Assets                                                                19,762         20,617     (4.1%)
                                                                       -----------    -----------
  TOTAL ASSETS                                                         $ 1,302,881    $ 1,262,031      3.2%
                                                                       ===========    ===========

LIABILITIES & STOCKHOLDERS' EQUITY
Demand Deposits                                                        $   350,692    $   301,835     16.2%
Saving, N.O.W. & Money Market Deposits                                     592,257        559,226      5.9%
Time Certificates of $100,000 or more                                       20,858         22,697     (8.1%)
Other Time Deposits                                                        207,022        238,071    (13.0%)
                                                                       -----------    -----------
  Total Deposits                                                         1,170,829      1,121,829      4.4%

Federal Home Loan Bank Borrowings                                            5,400         18,500    (70.8%)
Dividend Payable on Common Stock                                             2,074          2,136     (2.9%)
Accrued Interest Payable                                                       734          1,047    (29.9%)
Other Liabilities                                                           20,789         20,021      3.8%
                                                                       -----------    -----------
  TOTAL LIABILITIES                                                      1,199,826      1,163,533      3.1%
                                                                       -----------    -----------
STOCKHOLDERS' EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized;
  10,900,469 and 11,084,181 shares outstanding at
  March 31, 2004 and 2003, respectively)                                    33,879         33,838      0.1%
Surplus                                                                     19,375         19,230      0.8%
Treasury Stock at Par (2,651,149 and 2,451,037 shares, respectively)        (6,628)        (6,128)     8.2%
Retained Earnings                                                           50,120         43,828     14.4%
                                                                       -----------    -----------
                                                                            96,746         90,768      6.6%

Accumulated Other Comprehensive Income, Net of Tax                           6,309          7,730    (18.4%)
                                                                       -----------    -----------
  TOTAL STOCKHOLDERS' EQUITY                                               103,055         98,498      4.6%

  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                             $ 1,302,881    $ 1,262,031      3.2%
                                                                       ===========    ===========

PRESS RELEASE
January 15, 2004              SUFFOLK [LOGO] BANCORP
Page 4 of 4


                        CONSOLIDATED STATEMENTS OF INCOME
    (unaudited, in thousands of dollars except for share and per share data)

                                                  For the 3 Months Ended
                                                   3/31/04       3/31/03     Change
                                                 -----------   -----------   ------
INTEREST INCOME
Federal Funds Sold                               $         8   $        27    (70.4%)
United States Treasury Securities                        104           104       --
Obligations of States & Political Subdivisions           176           129     36.4%
Mortgage-Backed Securities                             2,438         3,188    (23.5%)
U.S. Government Agency Obligations                     1,078           826     30.5%
Corporate Bonds & Other Securities                        21            35    (40.0%)
Loans                                                 13,022        14,378     (9.4%)
                                                 -----------   -----------
  Total Interest Income                               16,847        18,687     (9.8%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits                   646         1,190    (45.7%)
Time Certificates of $100,000 or more                     94           135    (30.4%)
Other Time Deposits                                    1,110         1,604    (30.8%)
Federal Funds Purchased                                   35            12    191.7%
Interest on Other Borrowings                              --             8   (100.0%)
                                                 -----------   -----------
  Total Interest Expense                               1,885         2,949    (36.1%)

  Net-interest Income                                 14,962        15,738     (4.9%)
Provision for loan losses                                225           270    (16.7%)
                                                 -----------   -----------
  Net-interest Income After Provision                 14,737        15,468     (4.7%)

OTHER INCOME
Service Charges on Deposit Accounts                    1,408         1,412     (0.3%)
Other Service Charges, Commissions & Fees                573           510     12.4%
Fiduciary Fees                                           313           280     11.8%
Other Operating Income                                   158           315    (49.8%)
                                                 -----------   -----------
  Total Other Income                                   2,452         2,517     (2.6%)

OTHER EXPENSE
Salaries & Employee Benefits                           5,508         5,448      1.1%
Net Occupancy Expense                                    853           807      5.7%
Equipment Expense                                        570           708    (19.5%)
Other Operating Expense                                2,188         2,171      0.8%
                                                 -----------   -----------
  Total Other Expense                                  9,119         9,134     (0.2%)

Income Before Provision for Income Taxes               8,070         8,851     (8.8%)
Provision for Income Taxes                             3,206         3,512     (8.7%)
                                                 -----------   -----------
NET INCOME                                       $     4,864         5,339     (8.9%)
                                                 ===========   ===========

     Average: Common Shares Outstanding           10,928,342    11,311,275     (3.4%)
                 Dilutive Stock Options               35,911        42,882    (16.3%)
                                                 -----------   -----------
                          Average Total           10,964,253    11,354,157     (3.4%)

EARNINGS PER COMMON SHARE         Basic          $      0.45   $      0.47     (4.3%)
                                Diluted          $      0.44   $      0.47     (6.4%)